EXHIBIT 99

February, 2005

Gary Neale - Chairman & Chief Executive Officer Bob Skaggs - President Mike O'Donnell - Executive Vice President & Chief Financial Officer Dennis Senchak - Vice President Investor Relations

FORWARD-LOOKING STATEMENTS "Safe Harbor" Statement This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief or current expectations of the Company and its management. Although NiSource Inc. believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Readers are cautioned that the forward-looking statements in this presentation are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following: weather, fluctuations in supply and demand for energy commodities, growth opportunities for NiSource's businesses, increased competition in deregulated energy markets, the success of regulatory and commercial initiatives, dealings with third parties over whom NiSource has no control, the scope, timing and effectiveness of any outsourcing initiative, actual operating experience of NiSource assets, the regulatory process (including the effect of any outsourcing initiative and sharing of any cost savings in the rate-making processes), regulatory and legislative changes, changes in general economic, capital and commodity market conditions, and counter-party credit risk. February, 2005

A SUPER REGIONAL INTEGRATED GAS COMPANY 100% of Operating Income from Regulated Operations Strategic Location with Growth Opportunities Mid Size Regional Electric Business 4th Largest Gas Pipeline Company in U.S. 3rd Largest Gas Distribution Company in U.S. One of the Largest Gas Storage Networks in U.S. 7

Operating Income BALANCED PORTFOLIO 100% Of Operating Income From Regulated Businesses Gas Distribution Gas Transmission Electric Operations 40 33 27 Gas Transmission 33%. Gas Distribution 40% Electric Operations 27%

Results Reduced Debt and Interest Expense Extended Ohio Regulatory Stipulation Through Oct. 2008 Established Long-Term Pipeline Contracts Challenges Continue Strengthening the Balance Sheet Renew Ohio Gas Choice Program Pipeline Re-Contracting 2004 BUSINESS FOCUS

Earnings from Continuing Operations: Income from Continuing Operations was $430.2 Million or $1.63 Per Share, Compared to $425.7 Million or $1.64 Per Share in 2003 Weather Negatively Impacted Gas and Electric Distribution Businesses by Approximately 6 Cents Per Share O&M Costs Essentially Declined Compared to 2003 Interest Expense was Reduced by $60.8 Million or 13 Percent Successful SAILS Remarketing on Nov. 1, 2004 HIGHLIGHTS OF 2004 FINANCIAL PERFORMANCE

2002 2003 2004 398.1 425.7 430 CONSISTENT EARNINGS $ in millions

Balance Sheet Opportunities Whiting Clean Energy Opportunities Commercial / Regulatory Initiatives Pipeline / Storage Expansion Ongoing Expense Management Opportunities NISOURCE BUSINESS FOCUS FOR 2005 AND 2006

EXPECTED EPS DRIVERS 2005 & 2006 2003 2004 2005E 2006E NISOURCE 1.64 1.63 1.63 1.65 1.61 1.56 1.47 1.42 1.42 1.47 1.45 1.45 1.52 1.59 1.66 Challenges 0.04 0.04 0.05 0.09 0.05 0.05 Opportunities 0.06 0.08 0.06 0.07 0.07 0.07 0.05 Dividend Payout Ratio** 67% 56% 55% - 60% * Some EPS Drivers May Not Include Non-Recurring Costs to Achieve ** Based on Continuing Operations: 2005 is a Targeted Payout Ratio Range

Mike O'Donnell Executive Vice President & Chief Financial Officer

BUILDING A STRONGER CAPITAL STRUCTURE

2000 2001 2002 2003 2004 2005E 8585 8330 6988 6797 6443.4 6394.9 CONTINUING DEBT REDUCTION TOTAL DEBT ($ in millions)

FINANCING OPPORTUNITIES & CHALLENGES Interest Expense Management: Rising Short Term Interest Rates Have a Negative Impact on 2005 Interest Expense (4 Cents Per Share) Changes in Working Capital Help Minimize Impact Maturity Schedule Opportunities in 2005 for 2006 and Beyond Forward Starting Swaps on $900 Million Save Approx. $17.6 Million of Interest Expense in 2006 and Beyond Balance Sheet Initiatives: CEG Early Call Refinancing Opportunity of $1.1 Billion 2005 One-time Expense of Approx. $92 Million $78 Million Non-Cash FMV Adjustment $14 Million Early Cash Call Premium Annual Cash Savings of Approx. $15 - $20 Million Starting in 2006 Additional Book Earnings of $8 - $9 Million Per Year Cash From Operations Exceeds Cash Requirements

NISOURCE CASH FLOW * May differ from capital program due to items such as proceeds from assets sales and non-cash items ... AFUDC, etc

DEMONSTRATING CAPITAL DISCIPLINE 1995 1996 1997 1998 1999 0.46 0.53 0.59 0.49 0.62 2003 2004 2005E Baseline Maintenance 335.9 361.7 359.4 Growth 125.9 126.7 159.1 NOx/Bare Steel (Trackers) 110.7 29 23.1 Major Replacement Projects 0 6 82 ($ in millions) Capital Expenditures

2005E Capital Expenditures $623.6 Million $159.1 Million Growth Capex 2005E 57% Gas Distribution 29% Gas Transmission 13% Electric Operations 1% Other WHILE PROVIDING FOR GROWTH FROM INTERNAL SOURCES Gas Distribution Gas Transmission Electric Operations Other 41 33 21 5

IMPROVING RATING AGENCY METRICS NiSource Moody's S & P Fitch Stable Credit Ratings Baa3 BBB BBB Based on GAAP Calculations, impact of off-balance sheet leases not included

BASIC COMMON SHARES 2001 2002 2003 2004 2005E Shares Outstanding 205 205 208 209 209 Equity Issuance 41.4M (Nov-02) 6 41 41 41 PIES Conversion 13.1M (Feb-03) 11 13 13 SAILS Conversion 6.8M (Nov-04) 1 7 Average Shares Outstanding Millions

EXPECTED EPS DRIVERS 2005 & 2006 2003 2004 2005E 2006E NISOURCE 1.64 1.63 1.63 1.65 1.61 1.56 1.47 1.42 1.42 1.47 1.45 1.45 1.52 1.59 1.66 Challenges 0.04 0.04 0.05 0.09 0.05 0.05 Opportunities 0.06 0.08 0.06 0.07 0.07 0.07 0.05 Dividend Payout Ratio** 67% 56% 55% - 60% * Some EPS Drivers May Not Include Non-Recurring Costs to Achieve ** Based on Continuing Operations: 2005 is a Targeted Payout Ratio Range

Bob Skaggs President

Operating Cash Management Commercial / Regulatory Initiatives Pipeline Growth Expense Management NISOURCE GROWTH PLATFORM Sustainable Long-Term Growth

Organic Distribution Company Growth Rate Base Growth Asset (Gas Supply) Optimization Retail Services Regulatory Initiatives / Trackers COMMERCIAL / REGULATORY INITIATIVES

ELECTRIC BUSINESS PRODUCES STRONG OPERATING INCOME Vertically Integrated Utility Steel/Steel Related Businesses are Operating Near Capacity Mild Summers Past Few Years Customer Growth at Over 1%/Yr Reached Agreement with the City of Gary for the Sale/Closing of the D. H. Mitchell Generating Station (500 MW) Evaluating Bids for Additional Gas Fired Dispatachable Capacity Awaiting IURC Decision on Purchased Power Transmission Tracker (PPTT) Proposal Northern Indiana Public Service Company 443 Thousand Customers Sales = 18,000 GWh Annually Low-Cost Portfolio of Coal-Fired Generation (3,059 MW) SO2 and NOx Compliant Indiana Indiana

WHITING CLEAN ENERGY (WCE) Whiting Clean Energy (WCE) Net 525 MW Combined Cycle Gas Cogeneration Facility, capable of producing 2.2M lbs/hr of process steam 2 GE Frame 7 - 166MW each & 1 Steam Turbine - 213MW With Heat Rate of Approx. 8000 Merchant Plant Produces Electricity to Sell in the Wholesale Market and Provides Steam to BP Oil Refinery Located on BP Oil Property in Whiting, IN Finalize New Steam Contract with BP Oil Refinery Submitted Bid to Supply Dispatchable Power to NIPSCO (RFP) Sell Power into the Midwest Wholesale Market Target is to be Operating Income Neutral in 2005

NISOURCE GAS DISTRIBUTION Third Largest Gas Distribution Company in the U.S. 3.3 Million Customers - 9 States and Growing at a Rate of 1.5% Per Year Operating as One Distribution Business Industry-Leading Scale and A Major Market Leader in States Served Added over 57,000 Customers in 2004 Delivered Nearly 900 Bcf Gas in 2004 Favorable Overall Regulatory Environment Customer Choice in all states Strong Regulatory Relationships Win / Win Opportunities Vertical Integration With Transmission / Storage in Major Gas Markets Indiana Ohio Pennsylvania Massachusetts New Hampshire Maine Kentucky Virginia Maryland

Bad Debt Tracker New Regulatory Stipulation Capex Deferral Gas Supply Optimization Negative Impact of 5 Cents Per Share in 2005 Expect to Recover Negative Impact Over The Next 3 Years Newly Approved Monthly GCR Retail Services Ohio Columbia of Ohio 1.4 Million Customers 320 Bcf Throughput Customer Choice - Regulatory Stipulation Through Oct. 2008 Stable C&I Markets GAS DISTRIBUTION OPERATIONS REVIEW

Indiana Northern Indiana Public Service Company Northern Indiana Fuel & Light Kokomo Gas 776 Thousand Customers 270 Bcf Throughput Customer Choice GAS DISTRIBUTION OPERATIONS REVIEW Extended Alternative Regulatory Plan Gas Supply Optimization Continue Robust Retail Services New Winter Warmth Program

Pennsylvania Columbia Gas of Pennsylvania 401 Thousand Customers 90 Bcf Throughput Customer Choice GAS DISTRIBUTION OPERATIONS REVIEW Gas Supply Optimization Retail Services Customer Assistance Plan Low Income Legislation Rate Case?

New Hampshire Bay State Gas Company Northern Utilities Customers Mass. - 279 Thousand N.H. - 26 Thousand Maine - 24 Thousand 80 Bcf Throughput Customer Choice Maine Massachusetts GAS DISTRIBUTION OPERATIONS REVIEW Rate Case in Massachusetts Bare Steel Tracker Performance Based Rates Commercial and Industrial Growth Retail Services

Kentucky Columbia Gas of Virginia Columbia Gas of Kentucky Columbia Gas of Maryland Customers Virginia - 209 Thousand Kentucky - 141 Thousand Maryland - 32 Thousand 120 Bcf Throughput Customer Choice Maryland Virginia GAS DISTRIBUTION OPERATIONS REVIEW Completed 2002 Rate Case in Kentucky Negotiating KY Choice Extension Strong Residential, Commercial and Industrial Customer Growth in Virginia Retail Services

Contract Re-Subscription Storage Utilization Appalachian Production Growth System Pipe / Storage Growth Relieve East Coast Gas Market Constraints Green Field Growth PIPELINE INITIATIVES

Gulf of Mexico LEVERAGING OUR TRANSMISSION / STORAGE One of the Largest Integrated Systems in U.S. Columbia Gulf / TCO Lowest Cost Gulf Coast Transporter 7.5 Bcf/day Peak Day Capacity Supply Customers in 19 States Integrated Storage and Access to Supply Footprint Overlays Strongest US Gas Market Largest Market Area Storage Pipeline Contracts Renewed in 2004 Renegotiated Contracts have an Avg. Term of 7 Years Re-Contracting has Negative Impact of 9 Cents Per Share: Represents 5% of Total Segment Net Revenues Supportive Regulatory Environment Prime Pipeline Footprint can be Expanded to Critically Short East Coast Gas Markets Current Expansion Projects include New Millennium Pipeline and Hardy Storage Millennium Phase 1 Hardy Storage

TRANSMISSION / STORAGE MARKETS Market Analysis Indicates Gulf and Canadian Gas Production Flat to Declining North East Market has Highest Gas Prices in the US Because of Infrastructure Restrictions Existing Storage Fully Utilized in North East and Midwest Markets Additional Storage in North East and Mid-Atlantic Markets Could Relieve High Gas Prices and Volatility Identified Pipeline and Storage Expansion Opportunities that Target Constraints Develop New Market Access Through East Coast Header Expansions Focus Market Development on New Eastern Storage Capacity/Services Develop Millennium Pipeline as Northern Storage Delivery Capitalize on LNG Imports in The Gulf of Mexico and East Coast To Fill Existing Pipes Gulf Gas Supply North East Mid-Atlantic Gulf of Mexico NiSource Strategic Infrastructure Growth Projects will Focus on Constrained East Coast Gas Markets

TRANSMISSION / STORAGE MARKETS East Coast and Mid-Atlantic Markets System Constraints and Increasing Gas Demand are Creating High Gas Prices During Peak Winter Opportunity Exists for Additional Eastern Storage / Pipeline Extensions Cove Point and Crown Landing LNG Need Storage for Market Access Gulf LNG Support/Attract North East Pipe/Storage Development Mid-Atlantic Storage Development North East Market Space Heating Market has Low Saturation Levels Newly Constructed Gas Fired Power Plant Additions Create Additional Demand on Current Gas Infrastructure- Over 1/3rd of the NE Generation Capacity is Natural Gas Fired New England Gas Fired Generation Grew by 23% Since 2000 Supply Inadequate to Meet Market Demands - Additional Pipe and Storage Capacity Required Gulf of Mexico Supply / LNG Most Competitively Priced Pipeline Transportation from the Gulf to the North East LNG Imports in the Gulf of Mexico Seem More Likely Than on Eastern Seaboard Proposed and Approved Projects Offer Many Opportunities for Columbia Gulf

Daw n Leidy Eagle Cove Point LNG Leach Columbia Gulf DE River LNG NISOURCE INFRASTRUCTURE EXPANSION OPPORTUNITIES Millennium Pipeline East Coast Header LNG Barging SE Virginia LNG Hardy Storage Expansion Bedford Storage (Greenfield Storage) Line 1804 Expansion Trenton Black River Storage Hardy Storage Loudoun

NEW MILLENNIUM PIPELINE Two Phased Approach: Phase 1 186 miles of 30 inch Pipeline from Corning, NY to Ramapo, NY Linking Empire State Pipeline with Energy Markets in Eastern New York Provides Supply Link to Canadian and New York Production / Storage as well as Additional U.S. Pipeline Supply Nearly 100% of Route Utilizes Existing Rights-of-Way In Service by Heating Season of 2006-07 Phase 2 Completes Millennium to New York City Key to Meeting Future Power Generation Load in New York City and New England Completed as Economics Allow Millennium Pipeline - Phase 1 Capacity to Transport 500,000 Dkth/day Partners: Columbia Gas Transmission, KeySpan, & DTE Energy Primary Shippers: Columbia Gas Transmission, KeySpan, & Others Total Capital Requirement - Approx. $400 - $500 Million Leidy Meaker Tioga Stagecoach Cayuta Seneca Lake Dundee

HARDY STORAGE Provides Needed Gas Storage Capacity for Critically Short East Coast Gas Markets Operational by Spring 2007 Conversion of a Depleted Natural Gas Production Field Successful Open Season - Full Subscription Under Long-Term Contracts Opportunity for Hardy Phase II Hardy Storage Partners: Columbia Gas Transmission & Piedmont Natural Gas 12 BCF of Storage Capacity 176 Dth/day Withdrawal Capability Total Capital Requirement $100 - $150 Million Hardy Storage Field Existing Lost River Compressor Station Hardy County, WV Hampshire County, WV T-14 Line North River WB-2-VA Line WV VA

Target: Sustainable Long-Term Growth Drivers: Low Risk Regulated Investments Thoughtful Regulatory Programs Expense Management Ongoing Financial Management NISOURCE'S STRATEGIC INTENT

SUSTAINABLE GROWTH MANAGEABLE RISK Cost Mgmt. Pipeline Growth Regulatory Initiatives Operational Cash Mgmt. Organic Growth Risk Value

EXPECTED EPS DRIVERS 2005 & 2006 2003 2004 2005E 2006E NISOURCE 1.64 1.63 1.63 1.65 1.61 1.56 1.47 1.42 1.42 1.47 1.45 1.45 1.52 1.59 1.66 Challenges 0.04 0.04 0.05 0.09 0.05 0.05 Opportunities 0.06 0.08 0.06 0.07 0.07 0.07 0.05 Dividend Payout Ratio** 67% 56% 55% - 60% * Some EPS Drivers May Not Include Non-Recurring Costs to Achieve ** Based on Continuing Operations: 2005 is a Targeted Payout Ratio Range

Gary Neale Chairman & Chief Executive Officer

Most Corporate Functions have been Consolidated in Our Corporate Business Services Group Reduced O&M Expenses by Over $200 Million the Past 4 Years Opportunities that Remain for Further Expense Reduction Require a Transformation of Corporate Processes and Investment in Technology FURTHER EXPENSE MANAGEMENT INITIATIVES

Outsourcing may be Part of a Comprehensive Approach to Capture this Opportunity (Annual Operating Costs of Approximately $150 - $200 Million) Including Areas Such as IT and Supply Chain ....... Currently a Large User of Outsourcing in Our Day to Day Activities Outsourcing Typically Saves 20% to 30% of Targeted Costs Avoid Significant Capital Expense on Systems by Outsourcing - Capital that can be Reinvested in Growth Opportunities As an example Legacy System Replacements, Multiple System Reductions, Technology Updates, etc. With the Assistance of Outside Consultants - Initiated Discussions with Three Major Experienced Vendors Through an RFP Expect to Finalize Evaluation of Transformation Opportunities and Select a Single Vendor by the end of May, 2005 TRANSFORMATION OPPORTUNITIES

2003 2004 2005E 2006E NISOURCE 1.64 1.63 1.63 1.65 1.61 1.56 1.47 1.42 1.42 1.47 1.45 1.45 1.52 1.59 1.66 Challenges 0.04 0.04 0.05 0.09 0.05 0.05 Opportunities 0.06 0.08 0.06 0.07 0.07 0.07 0.05 EXPECTED EPS DRIVERS 2005 & 2006 Dividend Payout Ratio** 67% 56% 55% - 60% * Some EPS Drivers May Not Include Non-Recurring Costs to Achieve ** Based on Continuing Operations: 2005 is a Targeted Payout Ratio Range

Currently Exploring Approximately $500 Million of Regulated Pipeline Extension and Storage Equity Investment Opportunities Utilize Partnerships that Extend Opportunities Earnings Impacted Positively in 2007 and Beyond Regulatory Strategy - Focused on Revenue Growth 5 Year Regulatory Strategy within Each State Rate Trackers ... Conservation, Environmental, Bad Debt, Bare Steel, Operational, etc Rate Case Filings where Necessary Continued Expense Management Through Transformation of Processes Maintain Strong Investment Grade Ratings A MANAGEMENT TEAM FOCUSED ON SUSTAINABLE GROWTH

Focus on Growth and Productivity Improvements Low Business Risk Profile - 100% Regulated - 3.7 Million Distribution Customers Strategic Assets Overlay a Growth Market From the Midwest to New England Stronger/De-levered Balance Sheet with Stable Investment Grade Credit THE NISOURCE MARKET Strategic Location with Growth Opportunities 93

February, 2005